                                                               EXHIBIT (17)(b)
                                    Officers
                 Van Kampen American Capital Distributors, Inc.


NAME                                         OFFICE                                       LOCATION
----                                         ------                                       --------
Don G. Powell                        Chairman                                        Houston, TX

Philip N. Duff                       Chief Executive Officer                         Oakbrook Terrace, IL

John H. Zimmermann, III              President & Chief Operating                     Oakbrook Terrace, IL
                                     Officer

Douglas B. Gehrman                   Executive Vice President                        Houston, TX

Ronald A. Nyberg                     Executive Vice President, General               Oakbrook Terrace, IL
                                     Counsel & Assistant Secretary

William R. Rybak                     Executive Vice President & Chief                Oakbrook Terrace, IL
                                     Financial Officer
Paul R. Wolkenberg                   Executive Vice President                        Houston, TX

Laurence Joseph Althoff              Sr. Vice President & Controller                 Oakbrook Terrace, IL
Gary R. DeMoss                       Sr. Vice President                              Oakbrook Terrace, IL
Richard D. Humphrey                  Sr. Vice President                              Houston, TX
Scott E. Martin                      Sr. Vice President, Deputy General              Oakbrook Terrace, IL
                                     Counsel & Secretary
Mark T. McGannon                     Sr. Vice President                              Oakbrook Terrace, IL
Charles G. Millington                Sr. Vice President & Treasurer                  Oakbrook Terrace, IL
Walter E. Rein                       Senior Vice President                           Oakbrook Terrace, IL
Steven P. Sorenson                   Senior Vice President                           Oakbrook Terrace, IL
Michael L. Stallard                  Sr. Vice President                              Oakbrook Terrace, IL
Robert S. West                       Sr. Vice President                              Oakbrook Terrace, IL

Glenn M. Cackovic                    1st Vice President                              Laguna Niguel, CA
Eric J. Hargens                      1st Vice President                              Orlando, FL
David S. Hogaboom                    1st Vice President                              Oakbrook Terrace, IL
Dominic C. Martellaro                1st Vice President                              Danville, CA
Carl Mayfield                        1st Vice President                              Lakewood, CO
Mark R. McClure                      1st Vice President                              Oakbrook Terrace, IL
James J. Ryan                        1st Vice President                              Oakbrook Terrace, IL
George J. Vogel                      1st Vice President                              Oakbrook Terrace, IL
Patrick J. Woelfel                   1st Vice President                              Oakbrook Terrace, IL

James K. Ambrosio                    Vice President                                  Massapequa, NY
Brian P. Arcara                      Vice President                                  Buffalo, NY
Sheldon Barker                       Vice President                                  Moon, PA
Patricia A. Bettlach                 Vice President                                  Chesterfield, MO
Carol S. Biegel                      Vice President                                  Oakbrook Terrace, IL
Christopher M. Bisaillon             Vice President                                  Oakbrook Terrace, IL
Michael P. Boos                      Vice President                                  Oakbrook Terrace, IL
James J. Boyne                       Vice President, Associate General               Oakbrook Terrace, IL
                                     Counsel & Assistant Secretary
Robert C. Brooks                     Vice President                                  Oakbrook Terrace, IL
William F Burke, Jr.                 Vice President                                  Mendham, NJ
Loren Burket                         Vice President                                  Plymouth, MN
Christine Cleary Byrum               Vice President                                  Tampa, FL
Joseph N. Caggiano                   Vice President                                  New York, NY

Daniel R. Chambers                      Vice President                               Austin, TX
Richard J. Charlino                     Vice President                               Houston, TX
Deanna Margaret Chiaro                  Vice President                               Oakbrook Terrace, IL
Scott A. Chriske                        Vice President                               Plano, TX
German Clavijo                          Vice President                               Atlanta, GA
Eleanor M. Cloud                        Vice President                               Oakbrook Terrace, IL
Dominick Cogliandro                     Vice President & Asst. Treasurer             New York, NY
Michael Colston                         Vice President                               Louisville, KY
Suzanne Cummings                        Vice President                               Oakbrook Terrace, IL
Nicholas Dalmaso                        Vice President, Associate General
                                                        Counsel & Asst. Secretary    Oakbrook Terrace, IL
Daniel R. DeJong                        Vice President                               Oakbrook Terrace, IL
Tracey M. DeLusant                      Vice President                               New York, NY
Michael E. Eccleston                    Vice President                               Oakbrook Terrace, IL
Jonathan Eckard                         Vice President                               Tampa, FL
Huey P. Falgout, Jr.                    Vice President, Assistant Secretary &
                                                        Sr. Attorney                 Houston, TX
Charles Edward Fisher                   Vice President                               Naperville, IL
William J. Fow                          Vice President                               Redding, CT
Nicholas J. Foxhoven                    Vice President                               Englewood, CO
Charles Friday                          Vice President                               Gibsonia, PA
Richard G. Golod                        Vice President                               Annapolis, MD
Timothy D. Griffith                     Vice President                               Kirkland, WA
Dalton L. Gustafson                     Vice President                               Bolton, MA
Kyle D. Haas                            Vice President                               Oakbrook Terrace, IL
Daniel Hamilton                         Vice President                               Austin, TX
John A. Hanhauser                       Vice President                               Philadelphia, PA
John G. Hansen                          Vice President                               Oakbrook Terrace, IL
Calvin B. Hays                          Vice President                               Richmond, VA
Joseph Hays                             Vice President                               Cherry Hill, NJ
Gregory Heffington                      Vice President                               Ft. Collins, CO
Susan J. Hill                           Vice President                               Oakbrook Terrace, IL
Thomas R. Hindelang                     Vice President                               Gilbert, AZ
Bryn M. Hoggard                         Vice President                               Houston, TX
Michael B. Hughes                       Vice President                               Oakbrook Terrace, IL
Robert S. Hunt                          Vice President                               Phoenix, MD
Lowell Jackson                          Vice President                               Norcross, GA
Kevin G. Jajuga                         Vice President                               Baltimore, MD
Steven T. Johnson                       Vice President                               Oakbrook Terrace, IL
Jeffrey S. Kinney                       Vice President                               Overland Park, KS
Dana R. Klein                           Vice President                               Oakbrook Terrace, IL
Frederick Kohly                         Vice President                               Miami, FL
David R. Kowalski                       Vice President & Director                    Oakbrook Terrace, IL
                                        of Compliance
Richard D. Kozlowski                    Vice President                               Atlanta, GA
Bradford N. Langs                       Vice President                               Oakbrook Terrace, IL
Patricia D. Lathrop                     Vice President                               Tampa, FL
Brian Laux                              Vice President                               Staten Island, NY
Tony E. Leal                            Vice President                               Daphne, AL
S. William Lehew III                    Vice President                               Charlotte, NC
Eric Levinson                           Vice President                               San Francisco, CA
Jonathan Linstra                        Vice President                               Oakbrook Terrace, IL
Richard M. Lundgren                     Vice President                               Oakbrook Terrace, IL
Walter Lynn                             Vice President                               Flower Mound, TX
Linda S. MacAyeal                       Vice President                               Oakbrook Terrace, IL
Kevin S. Marsh                          Vice President                               Bellevue, WA
Brooks D. McCartney                     Vice President                               Puyallup, WA
Anne Therese McGrath                    Vice President                               Los Gatos, CA
John Mills                              Vice President                               Kenner, LA

Ted Morrow                Vice President                 Dallas, TX
Robert Muller, Jr.        Vice President                 Cypress, TX
Peter Nicolas             Vice President                 Beverly, MA
Michael D. Ossmen         Vice President                 Oakbrook Terrace, IL
Todd W. Page              Vice President                 Oakbrook Terrace, IL
Gregory S. Parker         Vice President                 Houston, TX
Christopher Petrungaro    Vice President                 Oakbrook Terrace, IL
Anthony Piazza            Vice President                 Old Bridge, NJ
Ronald E. Pratt           Vice President                 Marietta, GA
Craig S. Prichard         Vice President                 Fairlawn, OH
Daniel D. Reams           Vice President                 Royal Oak, MI
Michael W. Rohr           Vice President                 Oakbrook Terrace, IL
Suzette N. Rothberg       Vice President                 Plymouth, MN
Jeffrey Rourke            Vice President                 Oakbrook Terrace, IL
Thomas Rowley             Vice President                 St. Louis, MO
Heather R. Sabo           Vice President                 Richmond, VA
Stephanie Scarlata        Vice President                 Bedford Corners, NY
Andrew J. Scherer         Vice President                 Oakbrook Terrace, IL
Ronald J. Schuster        Vice President                 Tampa, FL
Jeffrey C. Shirk          Vice President                 Swampscott, MA
Traci T. Sorensen         Vice President                 Oakbrook Terrace, IL
Kimberly M. Spangler      Vice President                 Fairfax, VA
Darren D. Stabler         Vice President                 Phoenix, AZ
Christopher J. Staniforth Vice President                 Leawood, KS
Gary R. Steele            Vice President                 Philadelphia, PA
Richard Stefanec          Vice President                 Los Angeles, CA
James D. Stevens          Vice President                 North Andover, MA
James M. Stilwell         Vice President                 San Diego, CA
William C. Strafford      Vice President                 Granger, IN
Mark A. Sysweida          Vice President                 Oakbrook Terrace, IL
David A. Tabone           Vice President                 Scottsdale, AZ
James C. Taylor           Vice President                 Naperville, IL
John F. Tierney           Vice President                 Oakbrook Terrace, IL
Curtis L. Ulvestad        Vice President                 Red Wing, MN
Todd Volkman              Vice President                 Austin, TX
Daniel B. Waldron         Vice President                 Oakbrook Terrace, IL
Jeff Warland              Vice President                 Oakbrook Terrace, IL
Robert A. Watson          Vice President                 Oakbrook Terrace, IL
Weston B. Wetherell       Vice President, Assoc. General Oakbrook Terrace, IL
                          Counsel & Asst. Secretary
Harold Whitworth, III     Vice President                 Oakbrook Terrace, IL
Kirk Wiggins              Vice President                 Arlington, TX
Thomas M. Wilson          Vice President                 Oakbrook Terrace, IL
Barbara A. Withers        Vice President                 Oakbrook Terrace, IL
David M. Wynn             Vice President                 Phoenix, AZ
James R. Yount            Vice President                 Mercer Island, WA
Patrick M. Zacchea        Vice President                 Oakbrook Terrace, IL
Scott F. Becker           Asst. Vice President           Oakbrook Terrace, IL
Brian E. Binder           Asst. Vice President           Oakbrook Terrace, IL
Joan E. Blackwood         Asst. Vice President           Oakbrook Terrace, IL
Billie J. Bronaugh        Asst. Vice President           Houston, TX
Gregory T. Brunk          Asst. Vice President           Oakbrook Terrace, IL
Gina Costello             Asst. Vice President           Oakbrook Terrace, IL
Sarah K. Geiser           Asst. Vice President           Oakbrook Terrace, IL
Walter C. Gray            Asst. Vice President           Houston, TX
Valri G. Hamilton         Asst. Vice President           Houston, TX
Laurie L. Jones           Asst. Vice President           Houston, TX
Robin R. Jordan           Asst. Vice President           Oakbrook Terrace, ILL
Ivan R. Lowe              Asst. Vice President           Houston, TX
Pamela D. Meyer           Asst. Vice President           Phoenix, AZ
Susan M. Mini             Asst. Vice President           Oakbrook Terrace, IL
Brian K. Mitchell         Asst. Vice President           Oakbrook Terrace, IL
Stuart R. Moehlman        Asst. Vice President           Houston, TX
Steven R. Norvid          Asst. Vice President           Oakbrook Terrace, IL
Vincent M. Pellegrini     Asst. Vice President           Oakbrook Terrace, IL
Christine K. Putong       Asst. Vice President           Oakbrook Terrace, IL
                          & Assistant Secretary
David P. Robbins          Asst. Vice President           Oakbrook Terrace, IL
Pamela S. Salley          Asst. Vice President           Houston, TX
Vanessa M. Sanchez        Asst. Vice President           Oakbrook Terrace, IL
Thomas J. Sauerborn       Asst. Vice President           New York, NY
Bruce Saxon               Asst. Vice President           Oakbrook Terrace, IL
David T. Saylor           Asst. Vice President           Oakbrook Terrace, IL
Christina L. Schmieder    Asst. Vice President           Oakbrook Terrace, IL
Lauren B. Sinai           Asst. Vice President           Oakbrook Terrace, IL
Kristen L. Transier       Asst. Vice President           Houston, TX
David H. Villarreal       Asst. Vice President           Oakbrook Terrace, IL
Thomas M. Watson          Asst. Vice President           Oakbrook Terrace, IL
Sharon M. C. Wells        Asst. Vice President           Oakbrook Terrace, IL
Gina M. Costello          Assistant Secretary            Oakbrook Terrace, IL
Cathy Napoli              Assistant Secretary            Oakbrook Terrace, IL
Elizabeth M. Brown        Officer                        Houston, TX
John Browning             Officer                        Oakbrook Terrace, IL
Leticia George            Officer                        Houston, TX
Sarah Kessler             Officer                        Oakbrook Terrace, IL
William D. McLaughlin     Officer                        Houston, TX
Rebecca Newman            Officer                        Houston, TX
Collette M. Saucedo       Officer                        Houston, TX
Frederick Shepherd        Officer                        Houston, TX
Larry Vickrey             Officer                        Houston, TX
John Yovanovic            Officer                        Houston, TX

                                   DIRECTORS

                 VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.




NAME                 OFFICE                       LOCATION
-------------------  ------------------------     ------------------------------
Don G. Powell        Chairman                     2800 Post Oak
                                                  Blvd.Houston, TX 77056

Philip N. Duff       Chief Executive Officer      One Parkview Plaza
                                                  Oakbrook Terrace, IL 60181

Ronald A. Nyberg     Executive Vice President,    One Parkview Plaza
                     General Counsel & Assistant  Oakbrook Terrace, IL 60181
                     Secretary

William R. Rybak     Executive Vice President     One Parkview Plaza
                     & Chief Financial Officer    Oakbrook Terrace, IL 60181